EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Lieberman, the Principal Executive Officer and Principal Financial Officer of Advanced Plant Pharmaceuticals, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2005





                     /s/ David Lieberman
                     David Lieberman
                     Principal Executive Officer and Principal Financial Officer


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